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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Valero Energy Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

THE PROMPT RETURN OF PROXY CARDS WILL SAVE THE EXPENSE OF
FURTHER REQUESTS FOR PROXIES IN ORDER TO ASSURE A QUORUM.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

The Board of Directors has determined that a Special Meeting of Stockholders of Valero Energy Corporation will be held on [          ], [          ], 2004 at [          ] a.m., Central Time, at Valero’s offices located at One Valero Way, San Antonio, Texas 78249 (near the southwest corner of the intersection of I.H. 10 and Loop 1604 West), for the following purposes:

(1)	To approve an amendment to Valero’s Restated Certificate of Incorporation to increase the total number of shares of Common Stock, par value $0.01 per share, that Valero has the authority to issue from 300,000,000 shares to 600,000,000 shares; and

(2)	To transact any other business properly brought before the meeting or any adjournments or postponements thereof.

Stockholders of Valero also may be asked to vote upon a proposal to adjourn or postpone the Special Meeting. Valero could use any adjournment or postponement of the Special Meeting for the purpose, among others, of allowing additional time for soliciting additional votes to approve the amendment of Valero’s Restated Certificate of Incorporation.

By order of the Board of Directors,

Jay D. Browning
Vice President and Corporate Secretary

Valero Energy Corporation

P.O. Box 696000
San Antonio, Texas 78269-6000

One Valero Way

San Antonio, Texas 78249

[                    ], 2004

PRELIMINARY PROXY STATEMENT
GENERAL INFORMATION
PROPOSED AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION
BENEFICIAL OWNERSHIP OF VALERO SECURITIES
OTHER BUSINESS
ADDITIONAL INFORMATION -- ADVANCE NOTICE REQUIRED FOR STOCKHOLDER NOMINATIONS AND PROPOSALS
HOUSEHOLDING
MISCELLANEOUS
APPENDIX A

VALERO ENERGY CORPORATION

PRELIMINARY PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

[                    ], 2004

GENERAL INFORMATION

This Proxy Statement is being mailed to stockholders beginning on or about [                    ], 2004 in connection with the solicitation of proxies by the Board of Directors of Valero Energy Corporation to be voted at the Special Meeting of Stockholders of Valero on [                    ], 2004 and any adjournments or postponements thereof. The accompanying notice describes the time, place and purposes of the Special Meeting.

Holders of record of Valero’s Common Stock, par value $0.01 per share, at the close of business on [                    ], 2004 are entitled to vote on the matters presented at the Special Meeting and any adjournments or postponements thereof. On the record date, [          ] shares of Common Stock were issued and outstanding, and entitled to one vote per share.

Holders of record of Valero’s 2% Mandatory Convertible Preferred Stock (liquidation preference $25 per share) at the close of business on [                    ], 2004 are entitled to vote on the matters presented at the Special Meeting and any adjournments or postponements thereof. On the record date, [                    ] shares of Preferred Stock were issued and outstanding, and entitled to [                    ] of one vote per share.

Action may be taken at the Special Meeting on [                    ], 2004 or on any date or dates to which the meeting may be adjourned or postponed. Holders of shares of Common Stock and Preferred Stock representing a majority of the voting power, present in person or represented by properly executed proxy, shall constitute a quorum. Stockholders may vote either by attending the meeting or by proxy. Even if you plan to attend the meeting, please sign, date and return the enclosed proxy card or submit your proxy using the Internet or telephone procedures described on the proxy card. If instructions to the contrary are not given, shares will be voted as indicated on the proxy card. A stockholder may revoke a proxy at any time before it is voted by submitting a written revocation to Valero, returning a subsequently dated proxy to Valero or by voting in person at the Special Meeting.

IF YOU MAKE NO SPECIFICATION ON YOUR PROXY, YOUR PROXY WILL BE VOTED IN FAVOR OF THE APPROVAL OF THE AMENDMENT TO VALERO’S RESTATED CERTIFICATE OF INCORPORATION.

Stockholders of Valero also may be asked to vote upon a proposal to adjourn or postpone the Special Meeting. Valero could use any adjournment or postponement of the Special Meeting for the purpose, among others, of allowing additional time for soliciting additional votes to approve the amendment of Valero’s Restated Certificate of Incorporation. No proxy that is voted against approval of the amendment to Valero’s Restated Certificate of Incorporation will be voted in favor of any adjournment or postponement of the Special Meeting for the purpose of soliciting additional proxies for such adoption or approval, as the case may be.

Brokers holding shares must vote according to specific instructions they receive from the beneficial owners. If specific instructions are not received, brokers may generally vote these shares in their discretion. However, the New York Stock Exchange precludes brokers from exercising voting discretion on certain proposals without specific instructions from the beneficial owner. This results in a “broker non-vote” on such a proposal. A broker non-vote is treated as “present” for purposes of determining the existence of a quorum, has the effect of a negative vote when a majority of the voting power of the issued and outstanding shares is required for approval of a particular proposal and has no effect when a majority of the voting power of the shares present in person or by proxy and entitled to vote or a plurality or majority of the votes cast is required for approval. Pursuant to the rules of the New York Stock Exchange, brokers will have discretion to vote on the item scheduled to be presented at the Special Meeting.

Valero pays for the cost of soliciting proxies and the Special Meeting. In addition to the solicitation of proxies by mail, proxies may be solicited by personal interview, telephone and similar means by directors, officers or employees of Valero, none of whom will be specially compensated for such activities. Valero also intends to request that brokers, banks and other nominees solicit proxies from their principals and will pay such brokers, banks and other nominees certain expenses incurred by them for such activities. Valero has retained Georgeson Shareholder Communications, Inc., a proxy soliciting firm, to assist in the solicitation of proxies, for an estimated fee of $[          ], plus reimbursement of certain out-of-pocket expenses.

Participants in Valero Benefit Plans please note:

In the case of participants in Valero’s thrift plan, the proxy card will represent (in addition to any shares held individually of record) the number of shares allocated to the participant’s accounts under the thrift plan. For those shares held under the plan, the proxy card will constitute an instruction to the Trustee of the plan as to how those shares are to be voted. Shares for which instructions are not received may be voted by the Trustee in accordance with the terms of the plan.

PROPOSED AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION

Valero’s Restated Certificate of Incorporation currently authorizes the issuance of a total of 320,000,000 shares of stock, consisting of 300,000,000 shares of Common Stock, par value $0.01 per share, and 20,000,000 shares of Preferred Stock, par value $0.01 per share. The proposed amendment would increase the total number of authorized shares of Common Stock from 300,000,000 to 600,000,000 shares and is being proposed for approval at the Special Meeting.

The full text of the proposed amendment is set forth in Appendix A to this Proxy Statement. The newly authorized shares of Common Stock will constitute additional shares of the existing class of Common Stock and, if and when issued, will have the same rights and privileges as the shares of Common Stock currently authorized. The number of authorized shares of Preferred Stock would not be affected.

Reasons for the Proposed Amendment

On July 15, 2004, Valero’s Board of Directors voted to recommend to the stockholders that the number of authorized shares of the Common Stock of Valero be increased from 300,000,000 shares to 600,000,000 shares. At that meeting, the Board of Directors conditionally approved a two-for-one stock split to be effected in the form of a stock dividend of one share of Common Stock for each share of Common Stock outstanding on [                    ], 2004, the proposed record date for the stock split. The stock split is conditioned upon approval by the stockholders of the proposed amendment.

As of [                    ], 2004, [          ] shares were issued and outstanding and approximately [          ] shares were reserved for issuance pursuant to stock option, incentive and director and employee benefit plans and upon conversion of Valero’s 2% Mandatory Convertible Preferred Stock, leaving only approximately [          ] shares of Common Stock currently unreserved and available for future use. The current number of authorized and unreserved shares of Common Stock is insufficient to effect the stock split.

The proposed amendment will permit the Board of Directors to issue the additional shares to accommodate the stock split and afford the Board of Directors continued flexibility to issue Common Stock for valid corporate purposes, including acquisitions, financings and incentive compensation.

A stockholder vote against the proposed increase in the number of authorized shares of Valero Common Stock will have the effect of preventing the stock split.

Purpose of the Stock Split

The currently proposed stock split is intended to place the market price of Valero’s Common Stock in a range more attractive to investors, particularly individuals. The closing price of Valero’s Common Stock on the New York Stock Exchange on [                    ], 2004 was $[          ], and trading prices in the month of [          ] 2004 ranged from $[          ] to $[          ] .. In authorizing the stock split, the Board of Directors took into account that this trading range was higher than the range of most other major corporations, and believes that the proposed split of Valero Common Stock will bring the Common Stock into a more accessible trading range.

Stock Split Implementation

If the proposed amendment is approved, holders of record of Common Stock as of the close of business on the stock split record date will receive, as a stock dividend, one additional share of Common Stock for each share of Common Stock owned as of that date. In addition, immediately after the stock split record date, the conversion provisions of the shares of Valero’s 2% Mandatory Convertible Preferred Stock will be adjusted to reflect the stock split. The stockholders of Valero as of the stock split record date will not pay, and Valero will not receive, any payment or other consideration for the additional shares that will be issued or the adjustments that will be made pursuant to the stock split. A stockholder’s equity interest in Valero will not increase as a result of the stock split; however, any sale of the shares received as a result of the stock split by a stockholder will reduce such stockholder’s proportional equity in Valero.

Valero will apply to the New York Stock Exchange for listing of the additional shares of Common Stock to be issued if the proposed amendment is approved. If the proposed amendment is adopted, all holders of record of Common Stock at 5:00 p.m., Central Time, on the proposed record date for the split, [                    ], 2004, will be entitled to receive one additional share for each share that they own of record on that date.

Holders of Common Stock should retain their Common Stock certificates issued prior to the stock split record date, and those certificates issued prior to that date will continue to represent the number of shares of Common Stock evidenced thereby. Computershare Investor Services, LLC, Valero’s transfer agent, will deliver the additional shares of Common Stock each holder of Common Stock is entitled to as a result of the stock split registered in uncertificated book-entry form (unless a holder of Common Stock requests a certificate representing such holder’s shares of Common Stock). As a result, instead of receiving Common Stock certificates, holders of Common Stock will receive account statements reflecting their ownership interest in shares of Common Stock. The book-entry shares will be held with Computershare Investor Services, which will serve as the record keeper for all shares of Common Stock being issued in connection with the stock split. Any stockholder who wants to receive a physical certificate evidencing shares of Common Stock issued in the stock split will be able to obtain a certificate at no charge by contacting Computershare Investor Services at (888) 470-2938.

Holders of Common Stock whose shares are held by a broker or other nominee in “street name” also will not receive certificates representing the new shares. Instead, their accounts will be credited with the new shares in accordance with the procedures used by their broker or nominee.

IMPORTANT NOTE: CERTIFICATES REPRESENTING SHARES OF COMMON STOCK ISSUED PRIOR TO THE STOCK SPLIT WILL CONTINUE TO REPRESENT THE SAME NUMBER OF SHARES OF COMMON STOCK AFTER THE EFFECTIVE DATE. THEREFORE, PLEASE DO NOT DESTROY OR RETURN YOUR EXISTING CERTIFICATES.

HOLDERS OF VALERO’S 2% MANDATORY CONVERTIBLE PREFERRED STOCK SHOULD RETAIN THEIR PREFERRED STOCK CERTIFICATES ISSUED PRIOR TO THE STOCK SPLIT RECORD DATE, AND THE NUMBER OF SHARES OF PREFERRED STOCK EVIDENCED THEREBY WILL NOT BE AFFECTED BY THE STOCK SPLIT. As required by the terms of the preferred stock, Valero will send notice of the adjusted conversion ratio and the stock split record date to each holder of record of the preferred stock.

Accounting Effects of the Proposed Stock Split

If the proposed amendment is approved, an amount equal to the par value of shares issued in the stock split will be transferred from Valero’s additional paid-in capital account to its common stock account. The $0.01 par value of the Common Stock will not change.

Tax Effects of the Stock Split

Valero has been advised that the proposed stock split will result in no gain or loss or realization of taxable income to owners of Common Stock under existing United States federal income tax laws. The tax basis of each share of Common Stock held immediately before the stock split will be allocated pro rata between this original share and the new share of Common Stock distributed with respect to the original share. Each new share will be deemed to have been acquired at the same time as the original share with respect to which the new share was issued. The laws of jurisdictions other than the United States may impose income taxes on the issuance of the additional shares, and stockholders are urged to consult their own tax advisers.

Anti-Takeover Effects of the Proposed Amendment

The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change of control of Valero without further action by the stockholders. Shares of authorized and unissued Common Stock could (within the limits imposed by applicable law) be issued in one or more transactions that would make a change of control of Valero more difficult, and therefore less likely. The additional authorized shares could be used to discourage persons from attempting to gain control of Valero, by diluting the voting power of shares then outstanding or increasing the voting power of persons who would support the Board of Directors in a potential takeover scenario.

In addition, the increased shares authorized by the proposed amendment could permit the Board of Directors to issue Common Stock to persons supportive of management’s position. Such persons might then be in a position to vote to prevent or delay a proposed business combination that is deemed unacceptable to the Board of Directors, although perceived to be desirable by some stockholders. Any such issuance could provide management with a means to block any vote that might be used to effect a business combination in accordance with the Restated Certificate of Incorporation.

Additional Effects of the Stock Split

Upon the effectiveness of the stock split, appropriate adjustments will be made to stock options and other stock-based instruments awarded and to be awarded under Valero’s compensation, incentive and benefit programs. Appropriate adjustments will also be made to the outstanding preferred share purchase rights attached to the shares of Common Stock currently outstanding and the rights to be attached to the shares of Common Stock issued pursuant to the stock split. The preferred share purchase rights are not currently exercisable.

Under Delaware law, Valero’s stockholders are not entitled to dissenters’ rights with respect to the proposed amendment to Valero’s Restated Certificate of Incorporation. Furthermore, Valero’s stockholders do not have preemptive rights, which means they do not have the right to purchase shares in any future issuance of Common Stock in order to maintain their proportionate equity interests in Valero.

Although the Board of Directors will authorize the further issuance of Common Stock after the stock split only when it considers such issuance to be in the best interests of Valero, stockholders should recognize that any such issuance of additional stock will have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock and the equity and voting rights of holders of shares of Common Stock.

Recommendation of the Board of Directors

The Board of Directors has unanimously approved the proposed amendment and has determined that the increase in authorized Common Stock is in the best interests of Valero and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSED AMENDMENT.

Holders of shares of Common Stock and Preferred Stock representing a majority of the voting power, present in person or represented by properly executed proxy, shall constitute a quorum. The inspector of elections appointed by Valero will count all votes cast, in person or by submission of a properly executed proxy, before the closing of the polls at the meeting.

The affirmative vote of (i) the holders of a majority of the outstanding shares of Common Stock and Preferred Stock and (ii) the holders of a majority of the outstanding shares of Common Stock, voting as a class, is required to approve the proposed amendment. Any shares not voted (whether by abstention or broker non-votes) will have the effect of a vote against the proposed amendment.

BENEFICIAL OWNERSHIP OF VALERO SECURITIES

The following table sets forth information with respect to each entity known to Valero to be the beneficial owner of more than 5% of its Common Stock as of June 30, 2004 and of its Preferred Stock as of June 30, 2004, and with respect to its Common Stock, is based solely upon statements on Schedules 13G filed by such entities with the Securities and Exchange Commission (“SEC”).

		Shares
		Beneficially	Percent
Title of Security	Name and Address of Beneficial Owner	Owned	of Class*

Common Stock	AXA Financial, Inc.(1) 1290 Avenue of the Americas 11th Floor New York, NY 10104	15,989,985	12.5%
	Barclays Global Investors, N.A.(2) 45 Fremont St., 17th Floor San Francisco, California 94105	13,315,797	10.4%
Preferred Stock	Bank of New York One Wall St. New York, NY 10286	1,732,068	17.3%
	Orion Refining Corporation 16701 Greenspoint Park Dr., Suite 145 Houston, Texas 77060	1,339,567	13.4%
	Bear Stearns Securities Corp. One Metrotech Center North, 4th Floor Brooklyn, NY 11201	943,300	9.4%
	Deutsche Bank Securities Inc. 1251 Avenue of the Americas New York, NY 10020	880,348	8.8%
	Lehman Brothers, Inc. 79 Hudson St. Jersey City, NJ 07302	800,279	8.0%
	State Street Bank and Trust Co. 1776 Heritage Dr. North Quincy, MA 02171	750,610	7.5%
	Morgan Stanley & Co. Inc. One Pierrepont Plaza, 7th Floor Brooklyn, NY 11201	636,600	6.4%

*	The reported percentages are based on 127,671,713 shares of Common Stock outstanding on June 30, 2004 and 10,000,000 shares of Preferred Stock outstanding on June 30, 2004.

(1)	AXA Financial, Inc. has filed with the SEC a Schedule 13G, reporting that it or certain of its affiliates beneficially owned in the aggregate 15,989,985 shares. One affiliate, Alliance Capital Management L.P., was reported to have sole dispositive power with respect to 15,947,895 shares, sole voting power with respect to 8,647,473 shares, shared voting power with respect to 2,516,151 shares and shared dispositive power with respect to 3,180 shares. Another affiliate, The Equitable Life Assurance Society of the United States, was reported to have sole dispositive and voting power with respect to 38,850 shares.

(2)	Barclays Global Investors, N.A. has filed with the SEC a Schedule 13G, reporting that it or certain of its affiliates beneficially owned in the aggregate 13,315,797 shares, and that it had sole dispositive power with respect to 10,907,085 shares and sole voting power with respect to 9,618,638 shares.

Except as otherwise indicated, the following table sets forth information as of June 30, 2004 regarding Common Stock beneficially owned (or deemed to be owned) by each current director, each named executive officer and all current directors and executive officers of Valero as a group. The persons listed below have furnished this information to Valero and accordingly this information cannot be independently verified by Valero.

	Common Stock
			Percent of
	Shares	Shares Under	Class of
Name of	Beneficially	Exercisable	Common
Beneficial Owner(1)	Owned(2)(3)	Options(4)	Stock(2)

E. Glenn Biggs	1,872	21,243	*
Keith D. Booke	62,040	112,500	*
W. E. Bradford	10,237	21,243	*
Dr. Ronald K. Calgaard	3,945	15,468	*
Jerry D. Choate	3,204	11,000	*
Michael S. Ciskowski	46,374	63,770	*
Ruben M. Escobedo(5)	17,600	8,000	*
William E. Greehey	1,585,922	2,403,783	3.05%
Gregory C. King	69,433	160,040	*
William R. Klesse	141,769	168,947	*
Bob Marbut	5,872	21,243	*
Dr. Susan Kaufman Purcell	5,336	18,456	*
All executive officers and directors as a group	1,953,604	3,025,693	3.81%

*	Indicates that the percentage of beneficial ownership does not exceed 1% of the class.

(1)	The business address for all beneficial owners listed above is Valero Energy Corporation, P.O. Box 696000, San Antonio, Texas, 78269-6000.

(2)	As of June 30, 2004, 127,671,713 shares of Common Stock were issued and outstanding. No executive officer, director or nominee for director of Valero owns any class of equity securities of Valero other than Common Stock. The calculation for Percent of Class includes shares listed under the captions “Shares Beneficially Owned” and “Shares Under Exercisable Options.”

(3)	Includes shares allocated pursuant to the Valero Thrift Plan through June 30, 2004, as well as shares of restricted stock granted under Valero’s Executive Stock Incentive Plan and the Director Stock Plan. Except as otherwise noted, each person named in the table has sole power to vote or direct the vote and to dispose or direct the disposition of all such shares beneficially owned by him or her. Restricted stock granted under the Executive Stock Incentive Plan and the Director Stock Plan may not be disposed of until vested.

(4)	Includes shares subject to options that are exercisable within 60 days from June 30, 2004. Such shares may not be voted unless the options are exercised. Except as set forth in this Proxy Statement, none of the current executive officers, directors or nominees for director of Valero hold any rights to acquire Common Stock, except through exercise of stock options.

(5)	Includes 673 shares held by spouse and 673 shares held in a trust.

OTHER BUSINESS

If any matters not referred to in this Proxy Statement properly come before the Special Meeting or any adjournments or postponements thereof, the enclosed proxies will be deemed to confer discretionary authority on the individuals named as proxies to vote the shares represented by proxy in accordance with their best judgment. The Board of Directors is not currently aware of any other matters that may be presented for action at the Special Meeting.

ADDITIONAL INFORMATION — ADVANCE NOTICE REQUIRED

FOR STOCKHOLDER NOMINATIONS AND PROPOSALS

Under Valero’s bylaws, stockholders intending to bring any business before an Annual Meeting of Stockholders, including nominations of persons for election as directors, must give prior written notice to the Corporate Secretary regarding the business to be presented or persons to be nominated. The notice must be received at the principal executive office of Valero at the address shown on the cover page within the specified period and must be accompanied by the information and documents specified in the bylaws. A copy of the bylaws may be obtained by writing to the Corporate Secretary of Valero at the address shown on the cover page.

Recommendations by stockholders for directors to be nominated at the 2005 Annual Meeting of Stockholders must be in writing and include sufficient biographical and other relevant information such that an informed judgment as to the proposed nominee’s qualifications can be made. Recommendations must be accompanied by a notarized statement executed by the proposed nominee consenting to be named in the Proxy Statement, if nominated, and to serve as a director, if elected. Notice and the accompanying information must be received at the principal executive office of Valero at the address shown on the cover page not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting.

The provisions of the bylaws do not affect any stockholder’s right to request inclusion of proposals in the Proxy Statement pursuant to Rule 14a-8 under the Exchange Act. Rule 14a-8 of the federal proxy rules specifies what constitutes timely submission for a stockholder proposal to be included in the Company’s proxy statement. If a stockholder desires to bring business before the meeting which is not the subject of a proposal timely submitted for inclusion in the proxy statement, the stockholder must follow procedures outlined in the Company’s bylaws. A copy of these procedures is available upon request from the Corporate Secretary of the Company at the address shown on the cover page. One of the procedural requirements in the Company’s bylaws is timely notice in writing of the business the stockholder proposes to bring before the meeting. Notice must be received at the principal executive office of Valero at the address shown on the cover page not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting. It should be noted that those bylaw procedures govern proper submission of business to be put before a stockholder vote and do not preclude discussion by any stockholder of any business properly brought before the annual meeting. Under the SEC’s proxy solicitation rules, to be considered for inclusion in the proxy materials for the 2005 Annual Meeting of Stockholders, stockholder proposals must be received by the Corporate Secretary at Valero’s principal offices in San Antonio, Texas by November 26, 2004.

Stockholders are urged to review all applicable rules and, if questions arise, to consult their own legal counsel before submitting a nomination or proposal to Valero.

HOUSEHOLDING

The SEC has adopted rules that allow companies to send a single copy of annual reports, proxy statements, prospectuses and other disclosure documents to two or more stockholders sharing the same address, subject to certain conditions. These “householding” rules are intended to provide greater convenience for stockholders, as well as cost savings for companies by reducing the number of duplicate documents that stockholders receive. If your shares are held by an intermediary broker, dealer or bank in “street name,” your consent to householding may be sought, or may already have been sought, by or on behalf of the intermediary. If you wish to revoke a consent to householding obtained by a broker, dealer or bank which holds shares for your account, you may do so by calling toll free at (800) 542-1061, or you may contact your broker.

MISCELLANEOUS

Computershare Investor Services, Chicago, Illinois, serves as transfer agent, registrar and dividend paying agent for Valero’s Common Stock. Correspondence relating to any stock accounts, dividends or transfers of stock certificates should be addressed to:

Computershare Investor Services

Shareholder Communications
P.O. Box A3504
Chicago, IL 60690-3504
(888) 470-2938
(312) 588-4700

By order of the Board of Directors,

Jay D. Browning
Vice President & Corporate Secretary

Valero Energy Corporation

P.O. Box 696000
San Antonio, Texas 78269-6000

One Valero Way

San Antonio, Texas 78249
[                    ], 2004

APPENDIX A

PROPOSED TEXT OF FIRST PARAGRAPH OF ARTICLE IV OF

VALERO ENERGY CORPORATION

RESTATED CERTIFICATE OF INCORPORATION

The text of the proposed amended and restated first paragraph of Article IV of the Restated Certificate of Incorporation of Valero Energy Corporation is as follows:

“The total number of shares of all classes of stock that the corporation shall have authority to issue is 620,000,000 shares, divided into classes as follows: 600,000,000 shares shall be Common Stock, par value $0.01 per share (“Common Stock”); and 20,000,000 shares shall be Preferred Stock, par value of $0.01 per share (“Preferred Stock”). Shares of any class of stock of the corporation may be issued for such consideration and for such corporate purposes as the Board of Directors of the corporation may from time to time determine.”

A-1

☐	Mark this box with an X if you have made changes to your name or address details above.

Special Meeting Proxy Card

A	Approval of Amendment to Restated Certificate of Incorporation

1.	The Board of Directors recommends a vote FOR the amendment to the Restated Certificate of Incorporation.

Approval of an amendment to Valero’s Restated Certificate of Incorporation to increase the total number of shares of Common Stock, par value $0.01 per share, that Valero has the authority to issue from 300,000,000 shares to 600,000,000 shares.
For ☐	Against ☐	Abstain ☐

PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

B Authorized Signatures – Sign Here – This section must be completed for your instructions to be executed.

I (we) hereby revoke all proxies previously given to vote at the meeting or any adjournments thereof and acknowledge receipt of the Notice of Special Meeting of Stockholders and Proxy Statement. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate full title or capacity in which you are signing.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)

/ /

Proxy – Valero Energy Corporation

This Proxy is Solicited on Behalf of The Board of Directors
For The Special Meeting of Stockholders
To Be Held [      ], 2004.

The undersigned hereby appoint(s) each of William E. Greehey, Gregory C. King and Jay D. Browning as Proxies, with full power of substitution, to represent and to vote all the shares of Common Stock of Valero Energy Corporation (“Valero”) that the undersigned would be entitled to vote at the Special Meeting of Stockholders to be held on [      ], [      ], 2004 at [      ], Central Time, at Valero’s offices located at One Valero Way, San Antonio, Texas 78249 (near the southwest corner of the intersection of I.H. 10 and Loop 1604 West), including any adjournments thereof, in the manner stated herein as to the following matter and in their discretion on any other matters that may come before the meeting, all as described in the Notice of Special Meeting of Stockholders and Proxy Statement.

When properly executed, this proxy will be voted in accordance with the directions indicated, or if no direction is made, will be voted FOR the amendment to Valero’s Restated Certificate of Incorporation. For shares allocated to a participant’s account pursuant to any Employee Stock Plan of Valero, this proxy will constitute an instruction to the plan trustee as to how such shares are to be voted.

The Board of Directors recommends a vote FOR the amendment to Valero’s Restated Certificate of Incorporation.

YOUR VOTE IS IMPORTANT. PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE, OR VOTE BY TELEPHONE OR BY THE INTERNET BY FOLLOWING THE DIRECTIONS PROVIDED BELOW.

Internet and Telephone Voting Instructions

QUICK*EASY*IMMEDIATE*AVAILABLE 24 HOURS A DAY*7 DAYS A WEEK
VALERO ENERGY CORPORATION encourages you to take advantage of convenient ways to vote your shares. If voting by proxy, you may vote by mail, or choose one of the two methods described below. You telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card. To vote by telephone or Internet, read the proxy statement then follow these easy steps:

(	To vote using the Telephone (within U.S. and Canada)		8	To vote using the Internet

	•	Call toll free 1-XXX-XXX-XXXX in the United States or		•	Go to the following web site:
		Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.			WWW.COMPUTERSHARE.COM/US/PROXY

	•	Follow the simple instructions provided by the recorded message.		•	Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by [      ] a.m., Central Standard Time, on [      ], 2004.
THANK YOU FOR VOTING